Exhibit 99.1

BEAR STEARNS
                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                                     SUITE 2700
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009


DATE:                 July 29, 2002

TO:                   Bear Stearns Asset Backed Securities Trust 2002-2,
                      Bank One, National Association, as Trustee
ATTENTION:            Sandra Whalen
                      Vice President
TELEPHONE:            212-373-1184
FACSIMILE:            212-373-1383

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:     FXNEC4863

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Bear Stearns Asset Backed Securities Trust 2002-2, a trust organized under the laws of New York ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA DEFINITIONS (the " Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:          Rate Cap

     Notional Amount:              With respect to any Calculation Period, the
                                   lesser of (i) the amount set forth for such period on the Schedule of Notional Amounts and Cap Rates attached hereto and (ii) the Scheduled Principal Balance (as defined in the Prospectus Supplement, dated July 26,
                                   2002 (the "Prospectus Supplement") relating to the issuance by Bear Stearns Asset Backed
                                   Securities Trust 2002-2 of certain Asset
                                   Backed Certificates, Series 2002-2) of the
                                   Mortgage Loans (as defined in the Prospectus
                                   Supplement) bearing interest at a fixed-rate as of the last day of the related Due Period
                                   (as defined in the Prospectus Supplement).

     Trade Date:                   July 19, 2002

     Effective Date:               July 30, 2002

     Termination Date:             March 25, 2011, subject to adjustment in
                                   accordance with the Business Day Convention.

     FIXED AMOUNT (PREMIUM):

          Fixed Rate Payer:        Counterparty

          Fixed Rate Payer
          Payment Date:            July 30, 2002

          Fixed Amount:            USD 2,220,000

     FLOATING AMOUNTS:

          Floating Rate Payer:     BSFP

          Cap Rate:                For each Calculation Period the Cap Rate set
                                   forth for such period in the Schedule of Notional Amounts and Cap Rates, attached hereto.

          Floating Rate Payer
          Period End Dates: The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2002 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

          Floating Rate Payer
          Payment Dates:           One Business Day preceding each Floating Rate
                                   Payer Period End Date.

          Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 11.00% then the Floating Rate Option for such Calculation Period shall be deemed equal to 11.00%.

          Designated Maturity:     One month

          Floating Rate Day
          Count Fraction:          Actual/360

          Reset Dates:             The first day of each Calculation  Period

          Compounding:             Inapplicable

          Business Days:           Any day other than (i) a Saturday or a Sunday
                                   or (ii) a day on which banking institutions in The City of New York, New York and London are authorized or obligated by law or executive order to be closed.

     Business Day Convention:      Following

     Calculation Agent:            BSFP

3.   Additional Provision:         Each party hereto is hereby advised and
                                   acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.  Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   TERMINATION PROVISIONS. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) After payment of the Fixed Amount by the Counterparty, (i) BSFP shall not suspend any payments due under this Transaction, (ii)) no Event of Default or Termination Event will apply to the Counterparty and BSFP shall not be able to designate an Early Termination Date with respect to this Transaction; and (iii) in no event shall BSFP be entitled to net its payment obligations in respect of this Transaction against the payment obligations of the Counterparty in respect of any other Transactions under the Agreement.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)  Payments on Early Termination. For the purpose of Section 6(e) of this
Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(h)  "Termination Currency" means United States Dollars.

3)   Tax Representations. Not applicable

4)   [Reserved]

5)   DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a):

(1)  Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED           FORM/DOCUMENT/               DATE BY WHICH TO
TO DELIVER DOCUMENT      CERTIFICATE                  BE DELIVERED

BSFP and                 Any document required or     Promptly after the earlier
the Counterparty         reasonably requested to      of (i) reasonable demand
                         allow the other party to     by either party or (ii)
                         make payments under this     learning that such form or
                         Agreement without any        document is required
                         deduction or withholding
                         for or on the account of
                         any Tax or with such
                         deduction or withholding
                         at a reduced rate

(2)  Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                   REPRESENTATION

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6)   MISCELLANEOUS. Miscellaneous

(a)  Address for Notices:  For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to BSFP:

          Address:     383 Madison Avenue, New York, New York  10179
          Attention:   DPC Manager - Suite 2700
          Facsimile:   (212) 272-5823

     with a copy to:

          Address:     One Metrotech Center North, Brooklyn, New York 11201
          Attention:   Derivative Operations - 7th Floor
          Facsimile:   (212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:     Bank One National Association
                       153 West 51st Street
                       New York, NY 10019
          Attention:   Sandra Whalen
                       Vice President
          Facsimile:   212-373-1383
          Phone:       212-373-1184

          (For all purposes)

(b)  Process Agent.  For the purpose of Section 13(c):

          BSFP appoints as its
          Process Agent:            Not Applicable

          The Counterparty appoints as its
          Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is BSFP.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP:    Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) No Bankruptcy Petition. Prior to the date that is one year and one day after the date upon which the Counterparty is termination in accordance with the terms of the Pooling and Servicing Agreement, dated as of July 1, 2002 (the "Pooling and Servicing Agreement"), among EMC Mortgage Corporation, as seller and master servicer, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and Bank One, National Association, as trustee (the "Trustee"), BSFP shall not institute against, or join any other person in instituting against, the Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any federal or state bankruptcy or similar law.

(m) Obligations of Counterparty. BSFP agrees that all obligations, liabilities and expenses of the Counterparty, including, without limitation, any arising out of representations or agreements contained herein, shall be paid from, and limited to, the assets of the Counterparty and that the Trustee shall not be requried to spend or risk its own funds hereunder or incur any liability in its individual capacity.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, PROVIDED that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) RELATIONSHIP BETWEEN PARTIES.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) EVALUATION AND UNDERSTANDING.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) PURPOSE. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

PRINCIPAL. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:       PAYMENTS TO BSFP:
                                   Citibank, N.A., New York
                                   ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                   Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                   Sub-account  Number: 102-04654-1-3
                                   Attention: Derivatives Department

                                   PAYMENTS TO COUNTERPARTY:
                                   [Please provide]

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact SONYA NUGENT by telephone at 212-272-8273. For all other inquiries please contact NICHOLA MURDOCH by telephone at 353-1-402-6224. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ F. Scott Herman
       ---------------------------------
       Name:  F. Scott Herman
       Title: DPC Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

BEAR STEARNS ASSET BACKED SECURITIES TRUST 2002-2
By:  Bank One, National Association,
       as Trustee


By:    /s/ Sandra Whalen
       ---------------------------------
       Name:  Sandra Whalen
       Title: Vice President



am

                   SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
 (all such dates subject to adjustment in accordance with the Business Day Convention)

            FROM                       TO                 NOTIONAL AMOUNT (USD)              CAP RATE
                                                                                                (%)
       Effective Date               25-Aug-02                  277,590,228                     6.00%
          25-Aug-02                 25-Sep-02                  272,730,548                     6.00%
          25-Sep-02                 25-Oct-02                  267,953,408                     6.00%
          25-Oct-02                 25-Nov-02                  263,257,425                     6.00%
          25-Nov-02                 25-Dec-02                  258,641,242                     6.00%
          25-Dec-02                 25-Jan-03                  254,103,524                     6.00%
          25-Jan-03                 25-Feb-03                  249,642,957                     6.00%
          25-Feb-03                 25-Mar-03                  245,258,250                     6.00%
          25-Mar-03                 25-Apr-03                  240,948,133                     6.00%
          25-Apr-03                 25-May-03                  236,711,357                     6.00%
          25-May-03                 25-Jun-03                  232,546,693                     6.00%
          25-Jun-03                 25-Jul-03                  228,452,935                     6.00%
          25-Jul-03                 25-Aug-03                  224,428,893                     6.00%
          25-Aug-03                 25-Sep-03                  220,473,401                     6.00%
          25-Sep-03                 25-Oct-03                  216,585,310                     6.00%
          25-Oct-03                 25-Nov-03                  212,763,489                     6.00%
          25-Nov-03                 25-Dec-03                  209,006,828                     6.00%
          25-Dec-03                 25-Jan-04                  205,314,236                     6.00%
          25-Jan-04                 25-Feb-04                  201,684,637                     6.00%
          25-Feb-04                 25-Mar-04                  198,116,975                     6.00%
          25-Mar-04                 25-Apr-04                  194,610,213                     6.00%
          25-Apr-04                 25-May-04                  191,163,327                     6.00%
          25-May-04                 25-Jun-04                  187,775,313                     6.00%
          25-Jun-04                 25-Jul-04                  184,445,184                     6.00%
          25-Jul-04                 25-Aug-04                  181,171,969                     6.00%
          25-Aug-04                 25-Sep-04                  177,954,711                     6.00%
          25-Sep-04                 25-Oct-04                  174,792,472                     6.00%
          25-Oct-04                 25-Nov-04                  171,684,328                     6.00%
          25-Nov-04                 25-Dec-04                  168,629,370                     6.00%
          25-Dec-04                 25-Jan-05                  165,626,705                     6.00%
          25-Jan-05                 25-Feb-05                  162,675,455                     7.50%
          25-Feb-05                 25-Mar-05                  159,774,755                     7.50%
          25-Mar-05                 25-Apr-05                  156,923,757                     7.50%
          25-Apr-05                 25-May-05                  154,121,624                     7.50%
          25-May-05                 25-Jun-05                  151,367,536                     7.50%
          25-Jun-05                 25-Jul-05                  148,660,685                     7.50%
          25-Jul-05                 25-Aug-05                  146,000,276                     7.50%
          25-Aug-05                 25-Sep-05                  143,385,528                     7.50%
          25-Sep-05                 25-Oct-05                  140,815,674                     7.50%
          25-Oct-05                 25-Nov-05                  138,289,957                     7.50%
          25-Nov-05                 25-Dec-05                  135,807,635                     7.50%
          25-Dec-05                 25-Jan-06                  133,367,978                     7.50%
          25-Jan-06                 25-Feb-06                  130,970,267                     7.50%
          25-Feb-06                 25-Mar-06                  128,613,797                     7.50%
          25-Mar-06                 25-Apr-06                  126,297,872                     7.50%
          25-Apr-06                 25-May-06                  124,021,809                     7.50%
          25-May-06                 25-Jun-06                  121,784,938                     7.50%
          25-Jun-06                 25-Jul-06                  119,586,598                     7.50%
          25-Jul-06                 25-Aug-06                  117,426,139                     7.50%
          25-Aug-06                 25-Sep-06                  115,115,951                     7.50%
          25-Sep-06                 25-Oct-06                  113,032,823                     7.50%
          25-Oct-06                 25-Nov-06                  110,985,632                     7.50%
          25-Nov-06                 25-Dec-06                  108,973,771                     7.50%
          25-Dec-06                 25-Jan-07                  106,996,645                     7.50%
          25-Jan-07                 25-Feb-07                  105,053,666                     7.50%
          25-Feb-07                 25-Mar-07                  103,144,260                     7.50%
          25-Mar-07                 25-Apr-07                  101,267,859                     7.50%
          25-Apr-07                 25-May-07                  99,423,906                      7.50%
          25-May-07                 25-Jun-07                  97,611,853                      7.50%
          25-Jun-07                 25-Jul-07                  95,831,161                      7.50%
          25-Jul-07                 25-Aug-07                  94,081,300                      7.50%
          25-Aug-07                 25-Sep-07                  92,361,750                      7.50%
          25-Sep-07                 25-Oct-07                  90,671,999                      7.50%
          25-Oct-07                 25-Nov-07                  89,011,541                      7.50%
          25-Nov-07                 25-Dec-07                  87,379,883                      7.50%
          25-Dec-07                 25-Jan-08                  85,776,537                      7.50%
          25-Jan-08                 25-Feb-08                  84,201,024                      7.50%
          25-Feb-08                 25-Mar-08                  82,652,873                      7.50%
          25-Mar-08                 25-Apr-08                  81,131,622                      7.50%
          25-Apr-08                 25-May-08                  79,636,814                      7.50%
          25-May-08                 25-Jun-08                  78,168,002                      7.50%
          25-Jun-08                 25-Jul-08                  76,724,746                      7.50%
          25-Jul-08                 25-Aug-08                  75,306,613                      7.50%
          25-Aug-08                 25-Sep-08                  73,913,177                      7.50%
          25-Sep-08                 25-Oct-08                  72,544,020                      7.50%
          25-Oct-08                 25-Nov-08                  71,198,730                      7.50%
          25-Nov-08                 25-Dec-08                  69,876,903                      7.50%
          25-Dec-08                 25-Jan-09                  68,578,140                      7.50%
          25-Jan-09                 25-Feb-09                  67,302,050                      7.50%
          25-Feb-09                 25-Mar-09                  66,048,249                      7.50%
          25-Mar-09                 25-Apr-09                  64,816,359                      7.50%
          25-Apr-09                 25-May-09                  63,606,006                      7.50%
          25-May-09                 25-Jun-09                  62,416,827                      7.50%
          25-Jun-09                 25-Jul-09                  61,248,460                      7.50%
          25-Jul-09                 25-Aug-09                  60,100,553                      7.50%
          25-Aug-09                 25-Sep-09                  58,972,758                      7.50%
          25-Sep-09                 25-Oct-09                  57,864,733                      7.50%
          25-Oct-09                 25-Nov-09                  56,776,141                      7.50%
          25-Nov-09                 25-Dec-09                  55,706,653                      7.50%
          25-Dec-09                 25-Jan-10                  54,655,943                      7.50%
          25-Jan-10                 25-Feb-10                  53,623,692                      7.50%
          25-Feb-10                 25-Mar-10                  52,609,585                      7.50%
          25-Mar-10                 25-Apr-10                  51,613,314                      7.50%
          25-Apr-10                 25-May-10                  50,634,575                      7.50%
          25-May-10                 25-Jun-10                  49,673,069                      7.50%
          25-Jun-10                 25-Jul-10                  48,728,503                      7.50%
          25-Jul-10                 25-Aug-10                  47,800,669                      7.50%
          25-Aug-10                 25-Sep-10                  46,889,199                      7.50%
          25-Sep-10                 25-Oct-10                  45,993,815                      7.50%
          25-Oct-10                 25-Nov-10                  45,114,243                      7.50%
          25-Nov-10                 25-Dec-10                  44,250,212                      7.50%
          25-Dec-10                 25-Jan-11                  43,401,458                      7.50%
          25-Jan-11                 25-Feb-11                  42,567,719                      7.50%
          25-Feb-11             Termination Date               41,748,739                      7.50%
